Schedule of Investments (unaudited)
February 28, 2025
 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 99.4%
Communication Services — 12.7%
Entertainment — 3.8%
Netflix Inc.	454,625	$445,787,090 *
Interactive Media & Services — 8.9%
Alphabet Inc., Class A Shares	1,270,631	216,363,047
Meta Platforms Inc., Class A Shares	1,229,496	821,549,227
Total Interactive Media & Services		1,037,912,274

Total Communication Services		1,483,699,364
Consumer Discretionary — 12.3%
Automobiles — 1.5%
Tesla Inc.	628,000	183,991,440 *
Broadline Retail — 8.8%
Amazon.com Inc.	4,857,322	1,031,112,314 *
Hotels, Restaurants & Leisure — 2.0%
Airbnb Inc., Class A Shares	1,077,664	149,655,200 *
Starbucks Corp.	704,070	81,538,347
Total Hotels, Restaurants & Leisure		231,193,547

Total Consumer Discretionary		1,446,297,301
Consumer Staples — 2.5%
Beverages — 1.3%
Monster Beverage Corp.	2,886,932	157,770,834 *
Consumer Staples Distribution & Retail — 1.2%
Target Corp.	1,113,600	138,353,664

Total Consumer Staples		296,124,498
Financials — 10.4%
Capital Markets — 1.8%
S&P Global Inc.	389,586	207,937,632
Financial Services — 7.1%
PayPal Holdings Inc.	2,634,829	187,204,600 *
Visa Inc., Class A Shares	1,767,145	640,961,163
Total Financial Services		828,165,763
Insurance — 1.5%
Marsh & McLennan Cos. Inc.	760,670	180,917,753

Total Financials		1,217,021,148
Health Care — 12.1%
Health Care Equipment & Supplies — 4.6%
Alcon AG	504,094	46,628,695
Intuitive Surgical Inc.	480,933	275,646,749 *
Stryker Corp.	562,037	217,053,069
Total Health Care Equipment & Supplies		539,328,513
Health Care Providers & Services — 2.2%
UnitedHealth Group Inc.	537,310	255,200,757
Life Sciences Tools & Services — 1.9%
ICON PLC	260,991	49,593,510 *
Thermo Fisher Scientific Inc.	323,899	171,329,615
Total Life Sciences Tools & Services		220,923,125
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
February 28, 2025
 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Pharmaceuticals — 3.4%
Eli Lilly & Co.	158,354	$145,785,443
Novo Nordisk A/S, ADR	1,059,653	96,057,545
Zoetis Inc.	964,684	161,333,752
Total Pharmaceuticals		403,176,740

Total Health Care		1,418,629,135
Industrials — 8.8%
Aerospace & Defense — 1.7%
RTX Corp.	1,514,489	201,411,892
Electrical Equipment — 1.8%
Eaton Corp. PLC	714,416	209,552,501
Ground Transportation — 3.4%
Uber Technologies Inc.	2,729,895	207,499,319 *
Union Pacific Corp.	772,719	190,622,050
Total Ground Transportation		398,121,369
Trading Companies & Distributors — 1.9%
W.W. Grainger Inc.	219,580	224,237,292

Total Industrials		1,033,323,054
Information Technology — 37.5%
IT Services — 1.4%
Accenture PLC, Class A Shares	490,183	170,828,775
Semiconductors & Semiconductor Equipment — 12.5%
ASML Holding NV, Registered Shares	264,776	187,747,366
NVIDIA Corp.	8,537,973	1,066,563,587
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,176,835	212,454,023
Total Semiconductors & Semiconductor Equipment		1,466,764,976
Software — 18.1%
Adobe Inc.	263,211	115,433,816 *
Intuit Inc.	379,083	232,696,309
Microsoft Corp.	2,036,880	808,620,991
Palo Alto Networks Inc.	1,540,992	293,451,106 *
Salesforce Inc.	1,036,729	308,789,733
Synopsys Inc.	315,157	144,114,993 *
Workday Inc., Class A Shares	836,135	220,187,791 *
Total Software		2,123,294,739
Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	2,653,777	641,789,430

Total Information Technology		4,402,677,920
Materials — 1.7%
Chemicals — 1.7%
Sherwin-Williams Co.	555,246	201,148,968

Real Estate — 1.4%
Specialized REITs — 1.4%
Equinix Inc.	177,166	160,267,907
Total Investments before Short-Term Investments (Cost — $4,787,508,344)		11,659,189,295
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2025 Quarterly Report

 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	4.167%	42,823,978	$42,823,978 (a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.222%	42,823,978	42,823,978 (a)(b)

Total Short-Term Investments (Cost — $85,647,956)			85,647,956
Total Investments — 100.1% (Cost — $4,873,156,300)			11,744,837,251
Liabilities in Excess of Other Assets — (0.1)%			(9,688,713)
Total Net Assets — 100.0%			$11,735,148,538

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2025, the total market value of investments in Affiliated Companies was $42,823,978 and the cost was $42,823,978 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Growth Fund 2025 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$11,659,189,295	—	—	$11,659,189,295
Short-Term Investments†	85,647,956	—	—	85,647,956
Total Investments	$11,744,837,251	—	—	$11,744,837,251

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2025. The following transactions were effected in such company for the period ended February 28, 2025.

	Affiliate Value at November 30, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$44,229,856	$256,415,457	256,415,457	$257,821,335	257,821,335

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2025
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$533,760	—	$42,823,978

ClearBridge Large Cap Growth Fund 2025 Quarterly Report